SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: November 7, 2000

                             COLORADO MEDTECH, INC.
             (Exact name of registrant as specified in its charter)

        Colorado                   000-12471                     84-0731006
(State or other jurisdiction    (Commission File              I.R.S. Employer
     of incorporation)           Number)                     Identification No.)

6175 Longbow Drive
Boulder, Colorado 80301
(Address, including zip code, of principal executive offices)

(303) 530-2660
(Registrant's telephone number,
including area code)


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

         No.      Description

         99.1 Investor and analyst presentation materials of the President and Chief Executive Officer and the Chief Financial Officer of Colorado MEDtech, Inc. used on November 7, 2000 and to be used from time to time thereafter.

Item 9.  Regulation FD Disclosure

     On November 7, 2000, Colorado MEDtech, Inc. management met with investors and analysts in the first of a series of meetings. A copy of the presentation materials of the company's President and Chief Executive Officer and Chief Financial Officer that were used at that meeting and which are to be used from time to time thereafter is filed as Exhibit 99.1 hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 7th day of November, 2000.

                                           COLORADO MEDTECH, INC.

                                           By:      /s/ Peter J. Jensen
                                              Peter J. Jensen
                                              Vice President

Slide 1:

Colorado MEDtech, Inc;.

Graphic:  Photo montage of Colorado Medtech, Inc. products

Slide 2:

Safe Harbor Statement

The statements in this presentation that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forwardlooking statements can be identified by the use of words such as "believes," "intends," "may," "will," "should," "anticipated" or comparable terminology or by discussions of strategy. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot assure that these expectations will prove to be correct. Such statements involve risks and uncertainties including, but not limited to, the risk that the Company's existing level of orders may not be indicative of the level or trend of future orders, the risk that the Company may not successfully complete the work encompassed by current or future orders, the risk that unforeseen technical or production difficulties may adversely impact project timing and financial performance, the risk that the management changes will not produce the desired results, the risk of potential litigation, the risk that acquired companies cannot be successfully integrated with the Company's existing operations and the risk that a downturn in general economic conditions or customer budgets may adversely affect research and development and capital expenditure budgets of potential customers upon which the Company is dependent. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. These factors are more fully described in the Company's documents filed from time to lime with the Securities and Exchange Commission. The Company assumes no duty to update any forward-looking statements.

Slide 3:

OUR VISION

To be the worldwide leader in advanced medical products outsourcing - design, development, critical components and manufacturing.

Slide 4:

Executive Summary

FY01 Q1 HIGHLIGHTS and UPDATES

-  Developed our vision
-  Reported financial results due to our efforts to improve our business
-  HEI, Inc. announced it will not commence exchange offer for CMED
-  Continued to focus on key success elements:
   -- People and management team
   -- Processes
   -- Customer satisfaction
   -- Sales and profitability
   -- Execution across ALL functions
-  Board authorized stock repurchase program
-  Continued focus on core businesses

Q1 Results:  We did what we said we would do.

Slide 5:

Key Accomplishments FY01 Q1

Financial
-  Revenue $17 million
-  $489K net income and $0.04 EPS prior to one-time charges
-  Net cash flow provided by operating activities of $1.2 million
- Bookings increase--keeps us on track toward meeting goals announced on August 22, 2000

We expect to see continued quarter over quarter improvement in revenue and net income, excluding one-time charges.

Slide 6:

Key Accomplishments FY01 Q1

FOCUSED EFFORTS
-  Developed and implemented our restructuring plan
-  Developed and are implementing a manufacturing restructuring plan
- Completed both the centralization of the sales organization and a focused marketing plan

We  continue  to   rationalize   the  overall   company  to  enhance   long-term
profitability.

Slide 7:

U.S. Outsource Market (1998 figures)

-  $60B Medical Device Market Growing 8-10% per year
-  $90B Electronics Manufacturing Services Market Growing 25% per year
-  $3B Medical Device Outsourcing Market
Source:  HIMA, Technology Forecasters, Inc. and analyst estimates

Graphic:  Photo montage of products

Slide 8:

A Closer Look:

CMED's Portion of the Outsourcing Market:
-  Ultra-High Tech and Value Added
-  Low Value Built-to-Print

Graphic:  Photo montage of products

Slide 9:

Key Accomplishments FY01 Q1

PEOPLE and  MANAGEMENT  TEAM
-  Significant  progress  in hiring  and  retaining technical personnel
-  Morale improvements continue
-  New management
   -- Bill Wood: Senior VP Product Development and Technology
   -- Greg Gould: Chief Financial Officer
   -- Richard Schoen: VP Business Development
   -- Kenneth Taylor, Ph.D.: VP and RELA GM
   -- Frank Maguire: Chief Operations Officer
   -- Chuck Philipp: VP Sales

Slide 10:

Key Accomplishments FY01 Q1

Processes and Infrastructure

-  Developed a manufacturing plan which addresses:
   -- People
   -- Systems
   -- Facilities
   -- Quality
-  Emphasizing training
-  Upgrading material control systems
-  Establishing manufacturing centers
-  Consolidating facilities

We have made organizational changes in order to achieve our goal of developing a world-class manufacturing organization.

Slide 11:

Key Accomplishments FY01 Q1

CUSTOMER SATISFACTION

-  Expanded existing business with current customers
-  Added 10 new customers
-  Continue to transition key projects from development to manufacturing

Slide 12:

"OneSource OutSource"TM

Sales and Profitability

-  Continued focus on "OneSource OutsourceTM" strategy

Graphic:  Drawing of funnel

"Filling the Funnel":  Sales = Design & Engineering = Marketing = Specialized
                       Manufacturing = Products

-  One-stop service
-  Faster time to market
-  Innovative technical solutions
-  Integrated development and manufacturing

Slide 13:

Key Accomplishments FY01 Q1

SALES AND  PROFITABILITY

-  Increased  bookings
- Transition of key projects from development to manufacturing, e.g. a unique oximetry device
-  New contracts for development
   -- an imaging system for use in coronary by-pass  surgery
   -- a device for the  treatment  of benign  prostate  hyperplasia  and enlarged  prostate
- Expansion of a software development project for an ambulatory drug delivery system

The goal of our OneSource OutSourceTM strategy is to transition development projects into manufacturing for increased long-term stable income.

Slide 14:

Key Accomplishments FY01 Q1

EXECUTION

-  Execution across all functions:
   -- People: timely reviews, training, salary and bonus
   -- Processes: centralize, streamline, align with customer requirements -- Customer satisfaction: linked to bonuses
   -- Sales and profitability: linked to commission plans and bonuses

Slide 15:

Q1 Update

STOCK REPURCHASE PROGRAM

- The Board of Directors approved a program for a 1.2 million share stock repurchase
-   We continue to believe share repurchases make sense
- Options being explored must take into account that we have a new large shareholder

Slide 16:

Current Core Organizational Structure

-   Colorado MEDtech
    FY2000 Revenue: $74.0MM
    EBIT $7.1MM (Excludes non-recurring items

    -- CMED RELA
    -- IPS
    -- CMED MFG
    -- CIVCO

Slide 17:

Core Business Units -- CMED RELA

CMED RELA
- Custom engineering, design and development for medical products which include diagnostics, biotechnology, therapeutics and software
-   Objectives for FY2001
    -- Continue expansion strategy: 5 new customers and 6 new contracts added in Q1

Slide 18:

Core Business Units -- Imaging & Power Systems

IPS
-   Outsourcing services and products for medical imaging system market
-   Objectives for FY2001
    -- Product Pipeline
       - Fully commercialize Computed Tomography ("CT") power source
       - Development of state-of-the art MRI system for Hitachi
       - Development of MRI -- Solid state power source
    - Increase sales by capitalizing on strong relationships with existing customer base
    -  Launch sales and marketing efforts on new accounts
    - Expansion strategy: new products with existing customers: 5 new contracts in Q1

Slide 19:

Core Business Units -- Manufacturing

CMED MFG
- Manufacture of engineered medical products for the diagnostic, biotechnology and therapeutic markets
-   Objectives for FY2001
    -- Improve manufacturing processes to achieve economies of scale
    -- Continue expansion strategy: 4 new customers and 6 new contracts added in Q1

Slide 20:

Integration of CIVCO

CIVCO

- Develops and manufactures specialized medical products for ultrasound imaging and minimally invasive surgical equipment
-   Objectives for FY2001
    -- Focus on corporate accounts for single source solutions in product development and distribution
    -- Expansion of market opportunity via exclusive development arrangements with manufacturers

Slide 21:

Assessment of Non-Core Businesses

CDT
- Provides custom private label design and development services specific to the medical disposables industry
-   R&D projects typically relate to catheter technology
    -- Balloon catheters
    -- Molded disposables
    -- Flexible electrodes
    -- Wire products

Automation Division
- Provides custom machines for the automated production of medium to high volume medical products
-   Major healthcare clients include Becton Dickinson and Dade-Behring
-   1 new customer and 1 new contract in Q1

Slide 22:

Conclusion: "Achieving our vision"

- Focus on core operations will improve profitability and operating cash flow while providing a more complete solution for our clients
- Rationalization and integration of business units will also improve operating margins
- Re-dedication to strong customer service and customer satisfaction will lead to revenue growth acceleration due to new contracts in core businesses

Slide 23:

Conclusion: "Achieving our vision"

- Performance-based stock and bonus compensation will continue to improve employee satisfaction and align their interests with shareholders
-   Strategic acquisitions and alliances will create synergies and power growth

We did what we said we would do.

We expect to see continued quarter over quarter improvement in revenue and net income, excluding one-time charges.